UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013 (October 25, 2013)

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 25, 2013, Universal Health Services, Inc. (the “Company”) and certain of its subsidiaries amended their existing accounts receivable securitization facility (the “Receivables Facility”) with a group of conduit lenders, liquidity banks, and PNC Bank, National Association, as administrative agent. The Receivables Facility, which was due to expire on October 25, 2013, provides for borrowings of up to $275,000,000 outstanding from time to time by certain of the Company’s subsidiaries in exchange for an undivided security interests in their respective accounts receivable.

The parties to the Receivables Facility entered into Amendment No. 2 (the “Amendment”) to the Amended and Restated Credit and Security Agreement, dated as of October 27, 2010 (the “Credit and Security Agreement”), pursuant to which, among other things, (i) the term of the Receivables Facility was extended through October 25, 2016, (ii) Market Street Funding LLC ceased to be a party to the Original Credit Agreement, (iii) an additional hospital subsidiary of the Company, Temecula Valley Hospital, Inc., as an Originator, and its wholly-owned special purpose entity, Temecula Valley Hospital Receivables, L.L.C., as a Borrower, became parties to the Receivables Facility, and (iv) and certain defined terms were added and amended. Concurrently with the execution of the Amendment, Temecula Valley Hospital, Inc. and Temecula Valley Hospital Receivables, L.L.C. entered into a Receivables Sale Agreement on substantially the same terms as the original parties to the Receivables Facility. In addition, the interest rate spread and commitment fee were reduced in connection with the Amendment. Substantially all other provisions of the Receivables Facility remain unchanged.

The foregoing summary description of the Amendment and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as it were fully set forth herein.

Item 2.02 Results of Operations and Financial Condition

On October 29, 2013, Universal Health Services, Inc. issued the press release attached hereto as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Second Amendment to Amended and Restated Credit and Security Agreement, dated as of October 25, 2013.

99.1	Universal Health Services, Inc., press release, dated October 29, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President and Chief Financial Officer

Date: October 30, 2013

Exhibit Index

Exhibit Number	Exhibit Description

10.1	Second Amendment to Amended and Restated Credit and Security Agreement, dated as of October 25, 2013.

99.1	Universal Health Services, Inc., press release, dated October 29, 2013.